Goldman Sachs Funds

HIGH YIELD FUND                                  Annual Report October 31, 1998

[GRAPHIC]                                        A high level of current income

                                                 through a diversified portfolio

                                                 of high yield securities.

GOLDMAN SACHS HIGH YIELD FUND

Fund Basics
as of October 31, 1998

                             Assets Under Management

                             -----------------------
                                 $537.4 Million
                             -----------------------

                               Number of Holdings

                             -----------------------
                                       192
                             -----------------------

                                 NASDAQ Symbols

                                 Class A Shares

                             -----------------------
                                      GSHAX
                             -----------------------

                                 Class B Shares

                             -----------------------
                                      GSHBX
                             -----------------------

                                 Class C Shares

                             -----------------------
                                      GSHCX
                             -----------------------

                              Institutional Shares

                             -----------------------
                                      GSHIX
                             -----------------------

                                 Service Shares

                             -----------------------
                                      GSHSX
                             -----------------------

--------------------------------------------------------------------------------
Mutual funds, annuities, and other investment products:

o     are not FDIC insured;

o are not deposits or obligations of, or guaranteed by, any financial institution;

o are subject to investment risks, including possible loss of the principal amount invested.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE REVIEW
--------------------------------------------------------------------------------
October 31, 1997-            Fund Total Return       30-Day         Lehman High
October 31, 1998             (based on NAV)/1/   SEC Yield/2/     Yield Index/3/
--------------------------------------------------------------------------------
Class A                           -0.70%            10.11%            -0.49%
Class B                           -1.43%             9.88%            -0.49%
Class C                           -1.43%             9.88%            -0.49%
Institutional                     -0.32%             N/A              -0.49%
Service                           -0.79%             N/A              -0.49%
--------------------------------------------------------------------------------

/1/ The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares.

/2/ The 30-Day SEC Yield of the Fund is calculated by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is compounded semiannually and then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

/3/ The Lehman High Yield Bond Index figures do not reflect any fees or expenses.

--------------------------------------------------------------------------------
SEC RETURNS
--------------------------------------------------------------------------------

For the period ending 9/30/98    Class A     Class B     Class C     Institutional     Service
----------------------------------------------------------------------------------------------
One Year/4/                       -4.29%      -5.54%      -1.57%         0.54%          0.17%
Since Inception/4/                -2.13%      -2.34%       1.21%         2.17%          1.78%
                                 (8/1/97)    (8/1/97)    (8/15/97)      (8/1/97)       (8/1/97)
----------------------------------------------------------------------------------------------

/4/ The SEC Average Annualized Total Return is determined by computing the percentage change in the value of $1,000 invested at the maximum public offering price for specified periods, assuming reinvestment of all distributions at NAV. The total return calculation reflects a maximum initial sales charge of 4.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). The public offering price of the Class A shares on 9/30/98 was $9.78 and represents the NAV plus the maximum sales charge of 4.5%.

--------------------------------------------------------------------------------
TOP 10 HOLDINGS AS OF 10/31/98/5/
--------------------------------------------------------------------------------
Company                             Line of Business            % of Portfolio
--------------------------------------------------------------------------------
Telewest PLC                        Media/Cable TV                   2.5%
CSC Holdings, Inc.                  Media/Cable TV                   1.9%
Nextel Communications, Inc.         Telecommunications               1.9%
Colt Telecom Group PLC              Telecommunications               1.7%
Viasystems, Inc.                    Technology                       1.6%
Intertek Finance PLC                Industrial Services              1.5%
United Rentals, Inc.                Industrial Services              1.4%
Geberit International S.A.          Building Products                1.4%
Packard Bioscience, Inc.            Capital Goods                    1.4%
Intermedia Communications, Inc.     Media/Cable TV                   1.4%
--------------------------------------------------------------------------------
Credit Allocation: AAA 4.7%  A 0.5%   BBB 0.5%   BB 8.1%  B 81.8%  CCC/NR 4.4%
--------------------------------------------------------------------------------

/5/ The Fund is actively managed and, as such, its composition may differ over time.

    Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced.

                                                   GOLDMAN SACHS HIGH YIELD FUND

Market Overview

Dear Shareholder,

Investors' renewed interest in fixed income securities during the review period was further fueled by a worldwide flight to quality in the wake of increased levels of global market turmoil.

 .     The Dollar Bloc -- For most of the review period, markets vacillated in response to investor optimism that the Asian ordeal was well in hand and investor fears that global market turmoil was threatening. The result was a 12-month period punctuated by market sell-offs and rallies. At period end, this touch-and-go global anxiety culminated in a powerful Treasury rally. The catalyst for the rally included investors' wholesale preference for Treasuries -- exacerbated by the ruble devaluation and Russia's de facto default -- and technical imbalances (forced liquidations by highly leveraged players combined with seasonal supply pressures).

            Elsewhere in the dollar bloc, Canada, Australia and New Zealand generated mixed performance during the period under review. All three countries, however, ended the period on a positive note. Monetary conditions eased in both Canada and New Zealand, and the Bank of Canada cut rates. Likewise, Australian bonds performed well as the market started to discount an expected near-term easing by the Reserve Bank.

 .     Europe -- Early in the period, Europe's bond markets rallied following an announcement by German officials that European Monetary Union (EMU) short-term interest rates would converge at the lower level of the core markets. The rallies continued into the new year, reinforced in part by "softer" retail sales data and lower than expected gross domestic product data. The onset of economic and political turmoil in Russia further helped European bond market performance. However, by period end, muted expectations of rate cuts in core European countries, combined with a changing political landscape in Germany, helped to limit the extent of Europe's bond rally.

 .     Japan -- Continued troubles within the banking sector were a significant factor behind Japan's poor bond market performance early in the period. After a brief journey into positive territory in December, the market would continue its poor showing in the wake of the resignation of the Minister of Finance and amid assumptions that measures of fiscal stimulus were in the offing. When the long-awaited stimulus package was finally released, significant doubt remained as to whether it could lead to Japan's long-term recovery. Throughout the remainder of the period, this poorly received rescue package, combined with extremely weak gross domestic product, consumer spending and capital expenditure data, helped drive Japanese bond yields to record low levels.

 .     Outlook -- Environment for Bonds Is Positive -- We believe the current positive global environment for bonds will continue for some time. We continue to favor Europe, and in particular the UK, where inflationary pressures are very low or in decline. In Japan, if global bond yields continue to decline, we expect that Japanese bonds will continue to underperform.

            We encourage you to maintain your long-term investment program and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ David B. Ford        /s/ John P. McNulty      /s/ Sharmin Mossavar-Rahmani

David B. Ford            John P. McNulty          Sharmin Mossavar-Rahmani
Co-Head, Goldman Sachs   Co-Head, Goldman Sachs   CIO Fixed Income Investments,
Asset Management         Asset Management         Goldman Sachs Asset Management

November 30, 1998

GOLDMAN SACHS HIGH YIELD FUND

Performance Overview

Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs High Yield Fund for the 12-month period ended October 31, 1998.

Performance Review

Over the 12-month period ended October 31, 1998, the Fund performed generally in line with the -0.49% return of its benchmark, the Lehman High Yield Bond Index. During the same period, the Fund performed well versus its peers. The Fund's Class A and Institutional shares placed in the top 25% of all Funds in the Lipper High Yield Fund category, ranking 59 and 51, respectively, out of 235 funds. The Fund's Class B, C and Service shares ranked within the top 32% of all funds within the same category, ranking 74, 73 and 64 respectively, out of 235 funds. Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results.

The performance of the high yield market -- and that of the Fund -- was adversely affected by market events in the final three months of the period under review. In late August, on the heels of Russia's de facto default, the market was caught up in the dramatic sell-off that occurred in the U.S. equity market. Then, in September, fears of a credit crunch and a global recession -- driven by the near-collapse of Long Term Capital, a hedge fund --drove high yield spreads to their widest levels since the early 1990s. Early October saw a further four-point drop, but a surprise rate cut by the Federal Reserve caused a sharp reversal in the downward direction of the market.

Investment Objective

The Fund seeks a high level of current income and may also consider the potential for capital appreciation. The Fund invests primarily in fixed income securities rated below investment grade.

Portfolio Composition

As of October 31, 1998, the Fund was diversified among 163 companies. Holdings in the top 10 companies represented 16.7% of the portfolio.

We have used the market volatility to invest cash balances, consolidating our holdings in core positions such as Nextel Communications, a cellular operator, and Telewest, a cable operator, through the new issue and secondary markets. The secondary market is currently very polarized between widely traded and less well-known names: the former have recovered by as much as five points; the latter languish in a trough established in mid-October. We have selectively added to positions in less well-known names where we are comfortable with the credit fundamentals; these bonds can offer good value although supply is scarce.

                                                   GOLDMAN SACHS HIGH YIELD FUND

FIXED INCOME
INVESTMENT
PROCESS OVERVIEW

                             -----------------------
                                        1
                                     Sector
                                   Allocation
                             -----------------------

      Our sector specialists work together to assess relative value among sectors and create investment strategies to meet each fund's objectives.

                             -----------------------
                                        2
                                    Security
                                    Selection
                             -----------------------

      In selecting securities for each portfolio, our fixed income teams have access to the vast resources of Goldman Sachs.

                             -----------------------
                                        3
                                   Yield Curve
                                   Strategies
                             -----------------------

      We adjust the term structure of our portfolios based on our expectations of the relationship between short- and long-term interest rates, while keeping each fund's duration close to its benchmark.

      Portfolio Highlights

 .     Graphic Controls and Greyhound -- The Fund benefited when both Graphic
      Controls' and Greyhound's bonds rallied sharply on the news of takeovers. Graphic Controls, a maker of disposable medical products, was purchased by Tyco, an A-rated manufacturing conglomerate, for $460 million. Laidlaw, North America's largest provider of ambulances, school buses and municipal transit services, made a bid for Greyhound, the bus company. Both of these acquisitions are examples of positive event risk: companies with capital taking advantage of reduced equity values in order to conduct acquisitions.

 .     United Rentals -- United Rentals is a leading consolidator in the equipment rental industry. The industry is rapidly evolving, which presents an opportunity for the company to expand its penetration in the U.S. market. Following United Rentals recent stock merger with U.S. Rentals, Standard & Poor's upgraded United Rentals' subordinated bonds to a BB-rating.

 .     Wesco -- Wesco, an electrical goods distributor, has reported consistently strong earnings over the last several years, as the company's disciplined acquisition strategy has enabled it to gain market share and improve performance despite stagnant market conditions. The company believes it is well on track with its expected initial public offering, presently scheduled to take place in either late 1999 or early 2000.

 .     Telewest -- Telewest, the second largest cable television company in the
      UK, recently raised $315 million in 10-year bonds to finance its acquisition of Birmingham Cable. The purchase has further positioned Telewest to reap the benefits of economies of scale as the cable television market gains wider acceptance in the UK after a sluggish start.

      Portfolio Outlook

      The Fed's move in October calmed exaggerated fears of a credit crunch and a global recession and refocused investors on the absolute value of yields now available in the high yield market. A rebound in mutual fund inflows as reported by AMG Data Services -- to $1.25 billion in the last week of the month --reopened the new issue market after a 10-week drought. First-time issuers are gradually re-emerging, and the market appears willing to extend credit to good business plans that are well capitalized, on appropriate terms. High-yield issuers have generally reported good third quarter earnings, which has provided further support to the rally.

      In view of the fact that investor confidence in the high yield market has been rapidly restored, we believe technicals will remain favorable. Therefore, we expect that the current market rally will likely be sustained through the remainder of the year.

      We thank you for your investment and look forward to your continued confidence.

Goldman Sachs High Yield Investment Management Team

November 30, 1998

GOLDMAN SACHS HIGH YIELD FUND

Fixed Income Funds --
An Effective Portfolio Diversifier

By putting securities with different correlations to work in your portfolio, you can expand your investment opportunities while potentially spreading your risk.

Recent global market events -- and resulting price volatility in the stock market -- have encouraged many investors to seek more stability in their portfolio through greater diversification. In many cases, investors have increased their allocation to fixed income securities. What some individuals may have overlooked is the extent to which they can diversify within the fixed income arena. Different types of fixed income securities possess varying levels of market correlation to each other, and therefore should be able to provide an added measure of protection against market risk.

Differing Correlations May Help Reduce Exposure to Risk

Correlation simply defines how two investments move together. If you own two highly correlated investments, their returns will tend to move in tandem. If you own two loosely correlated assets, their returns will tend to move in opposite directions.

The table below shows the different correlations between fixed income securities. A high correlation of 0.99, such as that between cash and Treasury bills, means these two securities tend to react similarly in a given market environment. A low correlation such as 0.23, such as that between high yield bonds and intermediate government bonds, means these two securities have a low correlation -- a difference that could provide an important level of diversification in a portfolio.

--------------------------------------------------------------------------------
CORRELATIONS OF FIXED INCOME SECURITIES
--------------------------------------------------------------------------------
                                    Int.   Long    Long                    High
                                    Govt.  Govt.   Corp.    Muni   Global  Yield
                    Cash    T-Bill  Bonds  Bonds   Bonds   Bonds   Bonds   Bonds
--------------------------------------------------------------------------------
Cash                1.00
T-Bill              0.99     1.00
Int. Govt. Bonds    0.15     0.12   1.00
Long Govt. Bonds    0.07     0.04   0.91   1.00
Long Corp. Bonds    0.13     0.10   0.98   0.96    1.00
Muni Bonds          0.04     0.03   0.75   0.76    0.78    1.00
Global Bonds        0.00    -0.03   0.73   0.64    0.69    0.54    1.00
High Yield Bonds   -0.14    -0.13   0.23   0.26    0.31    0.31    0.09    1.00
--------------------------------------------------------------------------------

Sources: See back cover.

Past performance is no guarantee of future results.

All of the indices are unmanaged and returns assume the reinvestment of income. Government bonds and T-bills, unlike Fund shares, are guaranteed as to the timely payment of principal and interest. The indices do not reflect any fees and expenses. The information in the chart above is not intended to imply the future performance of any of the investments mentioned or of any Goldman Sachs Fund, nor does it reflect any Fund's actual portfolio composition, fees or expenses.

For More Information

Fixed income mutual funds are a convenient way to acquire a diversified portfolio of fixed income securities. Goldman Sachs Fixed Income Funds can provide access to each of the fixed income securities shown above. For information on how these Funds can potentially help manage risk in your portfolio, consult your investment professional.

                                                   GOLDMAN SACHS HIGH YIELD FUND

Performance Summary

October 31, 1998
 The following graph shows the value as of October 31, 1998, of a $10,000 in-vestment made (with the maximum sales charge of 4.5% for Class A and redemp-tion charges of 5.0% for Class B and at NAV for the Institutional and Service Classes) on August 1, 1997 (commencement of operations). For comparative pur-poses, the performance of the Fund's benchmark (the Lehman High Yield Bond Index) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their origi-nal cost. Performance of Class C shares will vary from Class A due to differ-ences in fees and loads.

 HIGH YIELD FUND'S LIFETIME PERFORMANCE

 GROWTH OF A $10,000 INVESTMENT, DISTRIBUTIONS REINVESTED AUGUST 1, 1997 TO OCTOBER 31, 1998.

               [HIGH YIELD FUND PERFORMANCE CHART APPEARS HERE]

                                                              Monthly Rtns
                                                              Lehman High
           Class A     Class B    Institutional   Service     Yield Index

8/1/97      9550       10000       10000          10000        10000
8/97        9560       10004       10013          10009         9977
9/97        9735       10190       10199          10191        10175
10/97       9694       10131       10158          10146        10184
11/97       9768       10203       10238          10222        10281
12/97       9953       10389       10433          10413        10372
1/98       10217       10648       10713          10688        10559
2/98       10289       10727       10800          10761        10621
3/98       10388       10823       10896          10863        10721
4/98       10391       10820       10902          10865        10763
5/98       10447       10871       10974          10932        10800
6/98       10451       10868       10969          10933        10839
7/98       10550       10965       11087          11036        10901
8/98        9815       10194       10317          10265        10299
9/98        9752       10133       10254          10208        10346
10/98       9627        9586       10126          10066        10133

                                                  SINCE INCEPTION
                                                     OF CLASS     ONE YEAR
  AVERAGE ANNUAL TOTAL RETURN THROUGH OCTOBER 31, 1998
  CLASS A (COMMENCED AUGUST 1, 1997)
  Excluding sales charges                              0.63%        -0.70%
  Including sales charges                             -2.99%        -5.17%
 -----------------------------------------------------------------------------
  CLASS B (COMMENCED AUGUST 1, 1997)
  Excluding sales charges                             -0.11%        -1.43%
  Including sales charges                             -3.32%        -6.36%
 -----------------------------------------------------------------------------
  CLASS C (COMMENCED AUGUST 15, 1997)
  Excluding sales charges                              0.01%        -1.43%
  Including sales charges                              0.01%        -2.42%
 -----------------------------------------------------------------------------
  INSTITUTIONAL CLASS (COMMENCED AUGUST 1, 1997)       1.00%        -0.32%
 -----------------------------------------------------------------------------
  SERVICE CLASS (COMMENCED AUGUST 1, 1997)             0.52%        -0.79%
 -----------------------------------------------------------------------------

GOLDMAN SACHS HIGH YIELD FUND

Statement of Investments
October 31, 1998

   PRINCIPAL             INTEREST                      MATURITY
    AMOUNT                 RATE                          DATE                            VALUE
  CORPORATE BONDS - 77.0%
  Accuride Corp.(B-/B2)
  $ 2,500,000                 9.25%                   02/01/2008                   $  2,275,000
  Advance Holding Corp. (B-/Caa2)(a)(b)
    1,500,000           0.00/12.88                    04/15/2009                        810,000
  Advanstar Communication (B-/B2)(a)
    2,500,000                 9.25                    05/01/2008                      2,312,500
  AEP Industries, Inc. (B/B2)
    5,000,000                 9.88                    11/15/2007                      4,650,000
  Alaris Medical, Inc. (B-/Caa1)(a)(b)
    2,750,000           0.00/11.13                    08/01/2008                      1,251,250
  Allegiance Telecom, Inc. (CCC)(b)
    1,500,000           0.00/11.75                    02/15/2008                        630,000
  Alliance Imaging, Inc. (B-/B3)
    3,000,000                 9.63                    12/15/2005                      2,790,000
  Allied Waste Industries, Inc. (B+/B3)(b)
    8,500,000           0.00/11.30                    06/01/2007                      6,375,000
  American Lawyer Media, Inc. (B/B1)
    2,750,000                 9.75                    12/15/2007                      2,736,250
  Amtrol, Inc. (B-/B3)
    3,000,000                10.63                    12/31/2006                      2,532,360
  Anchor Lamina, Inc. (B-/B3)
    1,500,000                 9.88                    02/01/2008                      1,200,000
  APCOA, Inc. (B-/Caa1)
    5,000,000                 9.25                    03/15/2008                      4,450,000
  Argo-Tech Corp.(B-/B3)
    5,000,000                 8.62                    10/01/2007                      4,650,000
  Aurora Foods, Inc. (B+/B1)
    3,750,000                 9.88                    02/15/2007                      4,012,500
  Axiohm Transaction Solutions (B-/B3)
    3,000,000                 9.75                    10/01/2007                      2,610,000
  BE Aerospace, Inc. (B/B1)
    1,000,000                 9.50                    11/01/2008                      1,020,000
  Bell Sports, Inc. (B-/B3)(a)
    2,000,000                11.00                    08/15/2008                      1,920,000
  Benton Oil & Gas Co. (B+/B2)
    4,000,000                 9.38                    11/01/2007                      2,600,000
  Birch Telecom (CCC)(a)
    1,000,000                14.00                    06/15/2008                        880,000
  Brunner Mond Group PLC (B-/B3)(a)
    2,250,000                11.00                    07/15/2008                      1,935,000
  Burke Industries, Inc. (B+/B2)
    2,000,000                10.00                    08/15/2007                      1,905,000
  Cabot Safety Acquisition Corp. (B/B3)
    4,000,000                12.50                    07/15/2005                      4,240,000
  Cellnet Data Systems, Inc (CCC)(b)
    1,500,000           0.00/14.00                    10/01/2007                        480,000
  Chancellor Media Corp. (B/Ba3)
    2,000,000                 8.13                    12/15/2007                      1,880,000
  CHS Electronics, Inc. (B-/B2)
    3,750,000                 9.88                    04/15/2005                      3,337,500
  Colt Telecom Group PLC (B/B2)(b)
    5,500,000           0.00/12.00                    12/15/2006                      4,290,000
  Communications Instruments, Inc. (B-/B3)
    3,500,000                10.00                    09/15/2004                      3,115,000
 ----------------------------------------------------------------------------------------------

   PRINCIPAL            INTEREST                      MATURITY
    AMOUNT                RATE                          DATE                          VALUE
  CORPORATE BONDS - (CONTINUED)
  Corning Consumer Products (B/B3)
  $ 7,500,000                9.63%                   05/01/2008                 $  5,775,000
  Cross Timbers Oil Co. (B/B2)
    2,750,000                8.75                    11/01/2009                    2,447,500
  Crown Castle International Corp. (B+/B3)(b)
    7,500,000          0.00/10.63                    11/15/2007                    4,462,500
  Day International Group, Inc. (B-/B3)
    3,250,000                9.50                    03/15/2008                    2,981,875
  Decisionone Holdings Corp. (B-/B3)
    1,845,000                9.75                    08/01/2007                    1,014,750
  Del Monte Foods Co. (B-/Caa2)(b)
    4,250,000          0.00/12.50                    12/15/2007                    2,380,000
  Delta Mills, Inc. (B+/B3)
    3,000,000                9.63                    09/01/2007                    2,760,000
  Derby Cycle Corp. (B/B3)(a)
    2,500,000               10.00                    05/15/2008                    2,200,000
  Details, Inc. (B-)
    4,250,000               10.00                    11/15/2005                    3,952,500
  DTI Holdings, Inc. (CCC)(a)(b)
      750,000          0.00/12.50                    03/01/2008                      225,000
  Eagle Family Foods Inc. (B-/B3)
    4,500,000                8.75                    01/15/2008                    4,005,000
  Eagle-Picher Industries, Inc. (B-/B3)
    6,000,000                9.38                    03/01/2008                    5,325,000
  Echostar Communications Co. (B-/B2)(b)
    3,000,000          0.00/12.88                    06/01/2004                    2,910,000
  Econophone, Inc. (CCC)(a)
    2,000,000               13.50                    07/15/2007                    2,009,040
      500,000          0.00/11.00(b)                 02/15/2008                      238,750
  Exodus Communication, Inc. (CCC)(a)
    1,000,000               11.25                    07/01/2008                      890,000
  Facilicom International, Inc. (CCC)
    2,250,000               10.50                    01/15/2008                    1,687,500
  Fisher Scientific International, Inc. (B-/B3)
    6,000,000                9.00                    02/01/2008                    5,760,000
  Frontiervision Holdings LP (B/Caa1)(b)
    2,750,000          0.00/11.88                    09/15/2007                    2,213,750
  Galey & Lord, Inc. (B/B3)(a)
    2,000,000                9.13                    03/01/2008                    1,780,000
  Generac Portable Products LLC (B-/B3)(a)
    1,000,000               11.25                    07/01/2006                      970,000
  Global Crossing Holdings Ltd.(a)
    3,750,000                9.63                    05/15/2008                    3,618,750
  Global Telesystems Group (B-/Caa2)
    3,000,000                9.88                    02/15/2005                    2,400,000
  Globe Manufacturing Corp. (B-/B2)(a)
    3,000,000               10.00                    08/01/2008                    2,460,000
  Graham Packaging Co. (B-/B3)
    3,500,000                8.75                    01/15/2008                    3,325,000
    1,000,000          0.00/10.75(b)                 01/15/2009                      620,000
  Graphic Controls Corp. (B-/B3)
    3,520,000               12.00                    09/15/2005                    4,083,200
  Greyhound Lines, Inc. (B-/B3)
    2,000,000               11.50                    04/15/2007                    2,260,000
 -------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                   GOLDMAN SACHS HIGH YIELD FUND


   PRINCIPAL            INTEREST                      MATURITY
    AMOUNT                RATE                          DATE                          VALUE
  CORPORATE BONDS - (CONTINUED)
  GST Equipment Funding, Inc. (CCC)
  $ 2,000,000               13.25%                   05/01/2007                 $  2,000,000
  GST Telecommunications, Inc. (CCC)
    1,000,000               12.75                    11/15/2007                      823,790
  Hawk Corp. (B+/Ba3)
    2,600,000               10.25                    12/01/2003                    2,704,000
  Hayes Wheels International, Inc. (B/B3)
    2,000,000                9.13                    07/15/2007                    2,020,000
    1,500,000                9.13                    07/15/2007                    1,515,000
  Hermes Europe Railtel B.V. (B/B3)
    2,000,000               11.50                    08/15/2007                    2,065,000
  HMV Media Group PLC (B/B3)(a)
    1,250,000               10.25                    05/15/2008                    1,062,500
  Hudson Respiratory Care, Inc. (B-/B3)
    2,000,000                9.13                    04/15/2008                    1,330,000
  ICN Pharmaceutical, Inc. (BB/Ba3)
    2,000,000                9.25                    08/15/2005                    1,960,000
  Imperial Home Decor Group (B-/B3)
    2,000,000               11.00                    03/15/2008                    1,760,000
  Integrated Health Services, Inc. (B-/B2)
    7,000,000                9.25                    01/15/2008                    6,422,500
  Intermedia Communications, Inc. (B/B2)
    5,750,000          0.00/11.25(b)                 07/15/2007                    3,823,750
    2,250,000                8.88                    11/01/2007                    2,148,750
  International Home Foods, Inc. (B-/B2)
    1,500,000               10.38                    11/01/2006                    1,586,430
  International Wire Group (B-/B3)
    5,000,000               11.75                    06/01/2005                    5,087,500
  Intertek Finance PLC (B/B2)
    8,500,000               10.25                    11/01/2006                    7,820,000
  Iowa Select Farm LP (B-/B3)(a)
    2,000,000               10.75                    12/01/2005                    1,770,000
  Jitney-Jungle Stores of America, Inc. (B+/B2)
    3,000,000               12.00                    03/01/2006                    3,240,000
  Johnstown American Industries, Inc. (B)
    2,000,000               11.75                    08/15/2005                    2,072,500
  Jorgensen Earle Co. (B-/B3)
    3,000,000                9.50                    04/01/2005                    2,610,000
  K&F Industries, Inc. (B-/B3)
    4,000,000                9.25                    10/15/2007                    3,800,000
  Kabelmedia Holdings (B-/B3)(b)
    5,500,000          0.00/13.63                    08/01/2006                    4,125,000
  Kinetic Concepts, Inc. (B-/B3)
    4,250,000                9.63                    11/01/2007                    3,878,125
  Knology Holdings, Inc. (CCC)(b)
    1,750,000          0.00/11.88                    10/15/2007                      805,000
  Level 3 Communications, Inc. (B/B3)
    3,000,000                9.13                    05/01/2008                    2,790,000
  Lifestyle Furnishings International (B/B1)
    1,500,000               10.88                    08/01/2006                    1,507,500
  McLeod USA, Inc. (B+/B2)
    2,000,000                9.50                    11/01/2008                    2,040,000
  MCMS, Inc. (B-/B3)
    2,000,000                9.75                    03/01/2008                    1,200,000
 -------------------------------------------------------------------------------------------

   PRINCIPAL            INTEREST                      MATURITY
    AMOUNT                RATE                          DATE                          VALUE
  CORPORATE BONDS - (CONTINUED)
  Metronet Communications Co. (B/B3)(b)
  $ 5,000,000           0.00/9.95%                   06/15/2008                 $  2,700,000
  Millicom International Cellular (B-/Caa1)(b)
    5,000,000               13.50                    06/01/2006                    2,950,000
  MSX International, Inc. (B-/Caa1)
    1,000,000               11.38                    01/15/2008                      905,000
  Multicare Companies, Inc. (B-/B3)
    2,000,000                9.00                    08/01/2007                    1,745,000
  Musicland Group, Inc. (CCC+/Caa1)
    1,000,000                9.00                    06/15/2003                      925,000
  National Equipment Services, Inc. (B-/B3)
    3,000,000               10.00                    11/30/2004                    2,760,000
  Newport News Shipbuilding, Inc. (B+/B1)
    4,000,000                9.25                    12/01/2006                    4,220,000
  Nextel Communications, Inc. (CCC+/B2)(b)
    8,500,000           0.00/9.75                    08/15/2004                    7,777,500
    1,000,000          0.00/10.65                    09/15/2007                      590,000
    3,500,000           0.00/9.95                    02/15/2008                    1,907,500
  Nextlink Communications, Inc. (B/B3)
    2,250,000                9.00                    03/15/2008                    2,047,500
    2,000,000                9.63                    10/01/2007                    1,860,000
  Nortek, Inc. (B+/B1)
    2,000,000                9.13                    09/01/2007                    1,970,000
    2,000,000                8.88(a)                 08/01/2008                    1,930,000
  Nortek, Inc. (B-/B3)
    2,000,000                9.88                    03/01/2004                    1,980,000
  Octel Developments PLC (B+/B2)(a)
      500,000               10.00                    05/01/2006                      503,750
  Orange PLC (B+/Ba3)
    1,000,000                8.00                    08/01/2008                      970,000
  P&L Coal Holdings Corp. (B/B2)(a)
    3,750,000                9.63                    05/15/2008                    3,712,500
  Packard Bioscience, Inc. (B-/B3)
    8,250,000                9.38                    03/01/2007                    7,466,250
  Pathmark Stores, Inc. (CCC+/Caa1)
    3,000,000                9.63                    05/01/2003                    2,940,000
  Pathnet, Inc. (CCC)
    1,500,000               12.25                    04/15/2008                    1,072,500
  PCI Chemicals Canada, Inc. (B+/B2)
    2,000,000                9.25                    10/15/2007                    1,520,000
  Polymer Group, Inc. (B/B2)
    1,750,000                9.00                    07/01/2007                    1,627,500
    3,000,000                8.75                    03/01/2008                    2,820,000
  Premier Parks, Inc. (B-/B3)
    2,250,000                9.25                    04/01/2006                    2,250,000
  Prestolite Electric, Inc. (B+/B3)
    4,000,000                9.63                    02/01/2008                    3,600,000
  Printpack, Inc. (B+/B3)
    4,000,000               10.63                    08/15/2006                    3,960,000
  Psinet, Inc. (B-/B3)
    3,250,000               10.00                    02/15/2005                    3,176,875
  Purina Mills, Inc. (B/B2)
    1,000,000                9.00                    03/15/2010                    1,015,000
  PX Escrow Corp. (B-/B3)(a)(b)
      500,000           0.00/9.63                    02/01/2006                      270,000
 -------------------------------------------------------------------------------------------

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

GOLDMAN SACHS HIGH YIELD FUND

Statement of Investments
October 31, 1998

   PRINCIPAL            INTEREST                      MATURITY
    AMOUNT                RATE                          DATE                          VALUE
  CORPORATE BONDS - (CONTINUED)
  Randalls Food Markets, Inc. (B-/B2)
  $ 2,750,000                9.38%                   07/01/2007                 $  2,866,875
  Red Roof Inns, Inc. (B/B2)
    2,000,000                9.63                    12/15/2003                    2,000,000
  Republic Group, Inc. (B/B2)(a)
    3,000,000                9.50                    07/15/2008                    2,790,000
  Richmont Marketing Special (CCC+/B3)
    3,000,000               10.13                    12/15/2007                    2,580,000
  Riverwood International Corp. (B-/B3)
    3,500,000               10.25                    04/01/2006                    3,228,750
  RSL Communications Ltd. (B-/B3)
    2,257,000               12.25                    11/15/2006                    2,257,000
    1,000,000                9.13                    03/01/2008                      850,000
  Sealy Mattress Co. (B-/B3)
    2,000,000                9.88                    12/15/2007                    1,800,000
    1,500,000          0.00/10.88(b)                 12/15/2007                      930,000
  SFX Entertainment, Inc. (CCC+/B3)
    2,000,000                9.13                    02/01/2008                    1,865,000
  Simonds Industries, Inc. (B-/B3)(a)
      750,000               10.25                    07/01/2008                      727,500
  Southern Foods Group LP (B/B2)
    5,000,000                9.88                    09/01/2007                    5,125,000
  Sovereign Specialty Chemicals (B-/B3)
    5,500,000                9.50                    08/01/2007                    5,225,000
  Sparkling Spring Water Group (B-/Caa1)
    1,500,000               11.50                    11/15/2007                    1,500,000
  Stanadyne Automotive Corp. (B/Caa1)
    2,250,000               10.25                    12/15/2007                    2,115,000
  Sun World International, Inc. (B/B2)
    2,000,000               11.25                    04/15/2004                    2,050,000
  Tekni-Plex, Inc. (B-/B3)
    3,000,000               11.25                    04/01/2007                    3,120,000
    2,000,000                9.25                    03/01/2008                    1,960,000
  Telewest PLC (B+/B1)
    2,000,000                9.63                    10/01/2006                    1,950,000
   10,000,000          0.00/11.00(b)                 10/01/2007                    7,850,000
    3,500,000               11.25(c)                 11/01/2008                    3,648,750
  Thermadyne Holdings Corp. (CCC+/Caa1)(b)
    4,000,000          0.00/12.50                    06/01/2008                    1,810,000
  Thermadyne Manufacturing LLC (CCC+/B3)
    4,500,000                9.88                    06/01/2008                    3,915,000
  Transwestern Publishing Co. (B-/B2)
    2,000,000                9.63                    11/15/2007                    2,000,000
  Trench Electric S.A. (B3)
    5,000,000               10.25                    12/15/2007                    4,625,000
  Trident Automotive PLC (B-/B2)
    4,000,000               10.00                    12/15/2005                    4,000,000
  United Rentals, Inc. (BB-/B2)(a)
    5,000,000                9.50                    06/01/2008                    4,875,000
    3,000,000                8.80                    08/15/2008                    2,835,000
  Universal Hospital Services (B/B3)
    1,000,000               10.25                    03/01/2008                      800,000
  V2 Music Holdings PLC (CCC)(a)(b)
    1,750,000          0.00/14.00                    04/15/2008                      831,250
 -------------------------------------------------------------------------------------------

   PRINCIPAL            INTEREST                      MATURITY
    AMOUNT                RATE                          DATE                          VALUE
  CORPORATE BONDS - (CONTINUED)
  Venture Holdings Trust (B+/B2)
  $ 4,000,000                9.50%                   07/01/2005                 $  3,735,720
  Viasystems, Inc (B-/B3)
    9,500,000                9.75                    06/01/2007                    8,312,500
  WAM Net, Inc. (CCC)(b)
    1,250,000          0.00/13.25                    03/01/2005                      587,500
  Werner Holdings (B-/B2)
    7,000,000               10.00                    11/15/2007                    6,160,000
  Wesco Distribution, Inc. (B/B2)
    7,500,000                9.13                    06/01/2008                    7,237,500
  Wesco International, Inc. (B/B3)(b)
    5,000,000          0.00/11.13                    06/01/2008                    2,700,000
  WHX Corp. (B/B3)
    2,500,000               10.50                    04/15/2005                    2,250,000
  Williams Scotsman, Inc. (B-/B3)
    3,000,000                9.88                    06/01/2007                    3,000,000
  Young Broadcasting, Inc. (B/B2)
    5,000,000                8.75                    06/15/2007                    4,675,000
 -------------------------------------------------------------------------------------------
  TOTAL CORPORATE BONDS
  (COST $448,760,174)                                                           $413,570,040
 -------------------------------------------------------------------------------------------
  EMERGING MARKET DEBT - 2.5%
  Acindar Industries (B+/B2)
  $   670,000               11.66%                   11/12/1998                 $    653,026
  Banco Nacional de Comercio (BB/Ba2)
      500,000                8.00                    07/18/2002                      465,000
  Banco Nacional de Obras (BB/Ba2)
      350,000                9.63                    11/15/2003                      322,000
  Financiera Energy Nacional (BBB-)
    1,480,000                9.38                    06/15/2006                    1,110,000
  Grupo Industrial Durango (BB-/B1)
      880,000               12.63                    08/01/2003                      686,400
  Grupo Televisa (BB/Ba2)
      470,000               11.38                    05/15/2003                      460,600
    3,250,000          0.00/13.25(b)                 05/15/2008                    2,258,750
    1,000,000          0.00/13.25(b)                 05/15/2008                      710,000
  Impsa Industrias Metal (BB-/B2)
    1,120,000                9.50                    05/31/2002                      504,000
  MRS Logistica S.A. (B)(a)
      120,000               10.63                    08/15/2005                       48,000
  National Power (BB+/Ba1)
      500,000                7.63                    11/15/2000                      446,500
  Petroleos Mexicanos (BB/Ba2)
       70,000               11.14                    07/15/2005                       63,175
  Poland Communications, Inc. (B+/B2)
      700,000                9.88                    11/01/2003                      476,000
  Province of Tucuman (B1)
      857,143                9.45                    08/01/2004                      593,837
  Republic of Columbia (BBB-/Baa3)
    1,860,000                7.25                    02/15/2003                    1,525,200
  Republic of Korea (BB+/Ba1)
    3,230,000                8.75                    04/15/2003                    3,058,936
 -------------------------------------------------------------------------------------------
  TOTAL EMERGING MARKET DEBT
  (COST $16,387,076)                                                            $ 13,381,424
 -------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                   GOLDMAN SACHS HIGH YIELD FUND


    PRINCIPAL             INTEREST                    MATURITY
     AMOUNT                 RATE                        DATE                         VALUE
  FOREIGN BONDS(D) - 8.9%
  BRITISH POUND STERLING - 1.5%
  IPC Magazines (B/B2)(b)
  BPS 4,750,000          0.00/10.75%                 03/15/2008                 $ 4,163,326
  Middleweb PLC (B/B2)(a)
      3,000,000               10.50                  05/30/2008                   3,916,456
                                                                                -----------
                                                                                  8,079,782
 ------------------------------------------------------------------------------------------
  DEUTSCHEMARK - 6.6%
  Colt Telecom Group PLC (B/B2)
  DEM 5,000,000                8.88                  11/30/2007                   2,656,203
  Derby Cycle Corp. (B/B3)(a)
      2,500,000                9.38                  05/15/2008                   1,177,181
  Exide Holdings (A/A1)(a)
      5,000,000                9.13                  04/15/2004                   2,414,730
  Fresenius Medical Care Capital Trust III (B+/Ba3)
      5,000,000                7.38                  02/01/2008                   2,837,308
  Geberit International S.A. (B+/B2)
     11,600,000               10.13                  04/15/2007                   7,562,934
  Impress Metal Pack (B/B2)
     10,000,000                9.88                  05/29/2007                   6,097,193
  Ineos PLC (B+/B3)(a)
     12,000,000                8.62                  04/30/2005                   5,759,131
  Sirona Dental Systems (B/B2)
      7,000,000                9.13                  07/15/2008                   3,824,328
  Texon International PLC (B/B3)(a)
      6,500,000               10.00                  02/01/2008                   3,060,670
                                                                                -----------
                                                                                 35,389,678
 ------------------------------------------------------------------------------------------
  FRENCH FRANC - 0.8%
  Financiere Neopost(a)(e)
  FRF25,000,000                6.13                  09/30/2007                   4,274,735
 ------------------------------------------------------------------------------------------
  TOTAL FOREIGN BONDS
  (COST $51,372,863)                                                            $47,744,195
 ------------------------------------------------------------------------------------------
  REPURCHASE AGREEMENT - 8.4%
  Joint Repurchase Agreement Account(f)
  $  45,200,000                5.63%                 11/02/1998                 $45,200,000
 ------------------------------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (COST $45,200,000)                                                            $45,200,000
 ------------------------------------------------------------------------------------------
                          DIVIDEND                    MATURITY
     SHARES                 RATE                        DATE                          VALUE
  PREFERRED STOCKS - 2.3%
  CSC Holdings, Inc. (BB-)(g)
         51,737               11.13%                 07/07/2007                 $ 5,872,197
  CSC Holdings, Inc. (BB-/B2)(g)
         40,417               11.75                  10/01/2007                   4,425,682
  Eagle-Picher Holdings, Inc. (B-/Caa)(b)(g)
            175          0.00/11.75                  03/01/2008                     822,500
 ------------------------------------------------------------------------------------------

                         DIVIDEND                      MATURITY
    SHARES                 RATE                          DATE                              VALUE
  PREFERRED STOCKS - CONTINUED
  Intermedia Communications, Inc. (CCC+/Caa)(g)
        1,140             11.75%                      06/01/2005                     $  1,285,350
  River Holding Corp. (CCC)(g)
        3,975             11.50                       04/15/2010                          174,909
 ------------------------------------------------------------------------------------------------
  TOTAL PREFERRED STOCKS
  (COST $12,136,585)                                                                 $ 12,580,638
 ------------------------------------------------------------------------------------------------
  WARRANTS(H) - 0.4%
  Allegiance Telecom, Inc., expiring February 3, 2008
        1,500                                                                        $      2,250
  Cellnet Data Systems, Inc., expiring October 1, 2007
        3,000                                                                              15,000
  Colt Telecom Group PLC, expiring December 31, 2006
        5,500                                                                           1,969,000
  Econophone, Inc., expiring July 1, 2007
        2,000                                                                              10,000
  Knology Holdings, Inc., expiring October 15, 2007
        1,750                                                                               3,500
  RSL Communications Ltd., expiring November 15, 2006
          725                                                                              66,700
 ------------------------------------------------------------------------------------------------
  TOTAL WARRANTS
  (COST $36,250)                                                                     $  2,066,450
 ------------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (COST $573,892,948)(I)                                                             $534,542,747
 ------------------------------------------------------------------------------------------------

 FEDERAL INCOME TAX INFORMATION:

  Gross unrealized gain for investments in which value exceeds
  cost                                                          $   5,176,781
  Gross unrealized loss for investments in which cost exceeds
  value                                                          (44,526,982)
 ----------------------------------------------------------------------------
  Net unrealized loss                                           $(39,350,201)
 ----------------------------------------------------------------------------

 (a) Securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounted to $65,458,693 as of October 31, 1998.
 (b) These securities are issued with a zero coupon or dividend rate which increases to the stated rate at a set date in the future.
 (c) When issued-security.
 (d) The principal amount of each security is stated in the currency in which the bond is denominated. See below.
  BPS = British Pound Sterling.
  DEM = Deutschemark.
  FRF = French Franc.
 (e) Variable rate security. Coupon rate disclosed is that which is in effect at October 31, 1998.
 (f) Portion of this security is segregated for a when-issued security.
 (g) Pay-in-kind securities.
 (h) Non-income producing security.
 (i) The amount stated also represents aggregate cost for federal income tax purposes.
 The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

GOLDMAN SACHS HIGH YIELD FUND

Statement of Assets and Liabilities
October 31, 1998

 ASSETS:

 Investment in securities, at value (cost $573,892,948)         $534,542,747
 Cash, at value                                                       71,514
 Receivables:
  Investment securities sold                                       2,010,342
  Interest, at value                                              12,280,674
  Fund shares sold                                                12,232,332
  Forward foreign currency exchange contracts                         95,694
 Deferred organization expenses, net                                  24,127
 Other assets                                                        176,925
 ----------------------------------------------------------------------------
 TOTAL ASSETS                                                    561,434,355
 ----------------------------------------------------------------------------

 LIABILITIES:

 Payables:
  Investment securities purchased                                 19,682,768
  Income distribution                                                991,150
  Fund shares repurchased                                             23,389
  Amounts owed to affiliates                                         488,931
  Forward foreign currency exchange contracts                      2,677,953
 Accrued expenses and other liabilities                              162,333
 ----------------------------------------------------------------------------
 TOTAL LIABILITIES                                                24,026,524
 ----------------------------------------------------------------------------

 NET ASSETS:

 Paid-in capital                                                 582,416,904
 Accumulated undistributed net investment income                   2,593,628
 Accumulated net realized loss on investment transactions and
  foreign currency transactions                                   (5,741,879)
 Net unrealized loss on investments and translation of assets
  and liabilities denominated in foreign currencies              (41,860,822)
 ----------------------------------------------------------------------------
 NET ASSETS                                                     $537,407,831
 ----------------------------------------------------------------------------
 Net asset value per share:(a)
 Class A                                                               $9.16
 Class B                                                               $9.16
 Class C                                                               $9.16
 Institutional                                                         $9.17
 Service                                                               $9.17
 ----------------------------------------------------------------------------
 Shares Outstanding:
 Class A                                                          43,833,257
 Class B                                                           3,192,424
 Class C                                                             931,617
 Institutional                                                    10,637,195
 Service                                                              48,736
 ----------------------------------------------------------------------------
 Total shares outstanding, $.001 par value (unlimited number of
 shares authorized)                                               58,643,229
 ----------------------------------------------------------------------------

 (a) Maximum public offering price per share for Class A shares is $9.59 (NAV per share plus the maximum sales charge of 4.5%). At redemption, Class B and Class C shares are subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                   GOLDMAN SACHS HIGH YIELD FUND

Statement of Operations
For the Year Ended October 31, 1998

  INVESTMENT INCOME:
  Interest(a)                                                   $41,345,378
 ---------------------------------------------------------------------------
  TOTAL INCOME                                                   41,345,378
 ---------------------------------------------------------------------------
  EXPENSES:
  Management fees                                                 3,075,443
  Distribution and service fees(b)                                2,124,233
  Transfer agent fees                                               298,491
  Custodian fees                                                    162,310
  Registration fees                                                 138,589
  Professional fees                                                  64,600
  Trustee fees                                                        7,490
  Amortization of deferred organization expenses                      6,470
  Service share fees                                                    624
  Other                                                             113,170
 ---------------------------------------------------------------------------
  TOTAL EXPENSES                                                  5,991,420
 ---------------------------------------------------------------------------
  Less -- expenses reimbursable and waived by Goldman Sachs      (1,044,126)
 ---------------------------------------------------------------------------
  NET EXPENSES                                                    4,947,294
 ---------------------------------------------------------------------------
  NET INVESTMENT INCOME                                          36,398,084
 ---------------------------------------------------------------------------
  REALIZED AND UNREALIZED LOSS ON INVESTMENT AND FOREIGN CUR-
  RENCY TRANSACTIONS:
  Net realized loss from:
   Investment transactions                                       (5,555,641)
   Foreign currency related transactions                           (786,846)
  Net change in unrealized loss on:
   Investments                                                  (38,984,246)
   Foreign currency related transactions                         (1,473,380)
 ---------------------------------------------------------------------------
  NET REALIZED AND UNREALIZED LOSS ON INVESTMENT                (46,800,113)
 ---------------------------------------------------------------------------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS         $(10,402,029)
 ---------------------------------------------------------------------------

 (a) Taxes withheld on interest were $2,652.
 (b) Class A, Class B and Class C had distribution and service fees of $1,844,618, $216,018 and $63,597, respectively.

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

GOLDMAN SACHS HIGH YIELD FUND

Statements of Changes in Net Assets

                                                  FOR THE              FOR THE
                                               YEAR ENDED         PERIOD ENDED
                                         OCTOBER 31, 1998  OCTOBER 31, 1997(A)
  FROM OPERATIONS:
  Net investment income                      $ 36,398,084         $  4,414,904
  Net realized gain (loss) from
  investment and foreign currency
  related transactions                         (6,342,487)             994,113
  Net change in unrealized loss on
  investments and translation of assets
  and liabilities denominated in
  foreign currencies                          (40,457,626)          (1,403,196)
 ------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                   (10,402,029)           4,005,821
 ------------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
  Class A                                     (29,778,924)          (4,377,263)
  Class B                                      (1,501,311)             (85,036)
  Class C                                        (441,110)             (10,842)
  Institutional                                (2,125,426)                 (27)
  Service                                          (9,368)                 (26)
  In excess of net investment income
  Class A                                              --             (126,300)
  Class B                                              --               (4,386)
  Class C                                              --                 (755)
  Institutional Class                                  --                   (1)
  Service Class                                        --                   (1)
 ------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS         (33,856,139)          (4,604,637)
 ------------------------------------------------------------------------------
  FROM SHARE TRANSACTIONS:
  Net proceeds from sales of shares           362,403,672          344,880,814
  Reinvestment of dividends and
  distributions                                23,077,475            3,439,274
  Cost of shares repurchased                 (141,829,404)          (9,707,016)
 ------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING
  FROM SHARE TRANSACTIONS                     243,651,743          338,613,072
 ------------------------------------------------------------------------------
  TOTAL INCREASE                              199,393,575          338,014,256
 ------------------------------------------------------------------------------
  NET ASSETS:
  Beginning of year                           338,014,256                   --
 ------------------------------------------------------------------------------
  End of year                                $537,407,831         $338,014,256
 ------------------------------------------------------------------------------
  ACCUMULATED UNDISTRIBUTED
  (DISTRIBUTIONS IN EXCESS OF) NET
  INVESTMENT INCOME                          $  2,593,628         $   (131,443)
 ------------------------------------------------------------------------------

 (a) Commencement of operations was August 1, 1997 for all classes except Class C, which commenced operations August 15, 1997.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                   GOLDMAN SACHS HIGH YIELD FUND

Notes to Financial Statements
October 31, 1998

 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end, manage-ment investment company. The Trust includes the Goldman Sachs High Yield Fund (the "Fund"). The Fund is a diversified portfolio offering five classes of shares -- Class A, Class B, Class C, Institutional and Service.
   The Fund invests primarily in non-investment grade fixed-income securities which are considered predominantly speculative by traditional investment standards. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed-income securities and unrated securities of comparable credit quality (commonly known as "junk bonds") are subject to the increased risk of an issuer's inability to meet principal and interest obligations. These secu-rities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific corporate developments, in-terest rate sensitivity, negative perceptions of the junk bond markets gener-ally and less secondary market liquidity.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make es-timates and assumptions that may affect the reported amounts. Certain reclas-sifications have been made to the prior period's amounts to conform with the current period presentation. Such reclassifications have no effect on previ-ously reported net asset values of the Fund.

 A. INVESTMENT VALUATION -- Portfolio securities for which accurate market quotations are readily available are valued on the basis of quotations fur-nished by a pricing service or provided by dealers in such securities. Port-folio securities for which accurate market quotations are not readily available are valued based on yield equivalents, pricing matrices or other sources, under valuation procedures established by the Trust's Board of Trustees. Short-term debt obligations maturing in sixty days or less are val-ued at amortized cost.

 B. Security Transactions and Investment Income -- Security transactions are recorded on the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Interest income is recorded on the basis of interest accrued. Market discounts and market premi-ums on debt securities, other than mortgage backed securities, are amortized to interest income over the life of the security with a corresponding adjust-ment in the cost basis of that security.

 C. FEDERAL TAXES -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required.
   The characterization of distributions to shareholders for financial report-ing purposes is determined in accordance with income tax rules. Therefore, the source of the portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, de-pending on the type of book/tax differences that may exist.
   The Fund, at its most recent tax year-end of October 31, 1998 had approxi-mately $5,746,000 capital loss carryforwards expiring in 2006 for U.S. fed-eral tax purposes. This amount is available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regula-tions.

 D. EXPENSES -- Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on the nature of the expense.
   Class A, Class B and Class C shareholders of the Fund bear all expenses and fees relating to their respective distribution and service plans. Sharehold-ers of Service shares bear all expenses and fees paid to service organiza-tions for their services with respect to such shares. Each class of shares separately bears its respective class-specific transfer agency fees.

 E. DEFERRED ORGANIZATION EXPENSES -- Organization-related costs are being am-ortized on a straight-line basis over a period of five years.

 F. FOREIGN CURRENCY TRANSLATIONS -- The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis (i) investment valua-tions, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency ex-change rates prevailing on the respective dates of such transactions.
   Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) gains and losses from the sale and holdings of foreign currencies and sale of investments; (ii) gains and losses between trade date and settlement date on

GOLDMAN SACHS HIGH YIELD FUND

Notes to Financial Statements
October 31, 1998

 investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of interest and foreign withholding taxes recorded and the amounts actually received.

 G. Forward Foreign Currency Exchange Contracts -- The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell forward contracts to seek to increase total return. All commitments are "marked-to-market" daily at the applicable trans-lation rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains or losses at the time the forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

 H. Futures Contracts -- The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return.
   Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial mar-gin" requirement of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund dai-ly, dependent on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.
   The use of futures contracts involve, to varying degrees, elements of mar-ket and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures con-tract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss.

 I. Option Accounting Principles -- When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the li-ability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium origi-nally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
   Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-mar-ket to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, de-pending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a pur-chased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

 3. AGREEMENTS

 Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the Fund's investment ad-viser pursuant to an Investment Management Agreement (the "Agreement"). Under the Agreement, GSAM, subject to the general supervision of the Trust's Board of Trustees, manages the Fund's portfolio. As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund's business affairs, including providing facilities, GSAM is entitled to a fee, computed daily and payable monthly at an annual rate equal to .70% of average daily net assets of the Fund. For the year ended October 31, 1998, GSAM voluntarily agreed to waive approximately $70,000 of its management fee. This waiver was discontinued as of March 16, 1998.
   GSAM voluntarily agreed to limit "Other Expenses" for the Fund (excluding management fees, Service share fees, distribution and services fees, taxes, interest, brokerage, litigation, indemnification costs, transfer agent fees and other extraordinary expenses) through September 30, 1998 to the extent such expenses exceeded .09% of the average daily net assets of the Fund. Ef-fective October 1, 1998, this expense limitation was modified until further notice to .02% of the average daily net assets of the Fund. For the year ended October 31, 1998, Goldman Sachs reimbursed approximately $92,000. At October 31, 1998, approximately $92,000 is owed to the Fund.

                                                   GOLDMAN SACHS HIGH YIELD FUND


   Goldman Sachs serves as the Distributor of shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $1,419,000 for the year ended October 31, 1998.
   The Trust, on behalf of the Fund, had adopted Distribution Plans (the "Dis-tribution Plans") pursuant to Rule 12b-1. Under the Distribution Plans, Goldman Sachs was entitled to a quarterly fee from the Fund for distribution services equal, on an annual basis, to .25%, .75% and .75% of the Fund's av-erage daily net assets attributable to Class A, Class B and Class C shares, respectively. For the year ended October 31, 1998, Goldman Sachs had volun-tarily agreed to waive approximately $882,000 of its distribution fee attrib-utable to Class A shares.
   The Trust, on behalf of the Fund, had also adopted Authorized Dealer Serv-ice Plans (the "Dealer Service Plans") pursuant to which Goldman Sachs and Authorized Dealers were compensated for providing personal and account main-tenance services. The Fund paid a fee under its Dealer Service Plans equal, on an annual basis, up to .25% of the average daily net assets attributable to the Class A, Class B and Class C shares.
   Effective October 1, 1998, the Distribution Plans and Dealer Service Plans were combined into Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and or Authorized Dealers are entitled to a monthly fee for distribution and shareholder maintenance services equal, on an annual basis, to .25%, 1.00% and 1.00% of the average daily net assets at-tributable to Class A, Class B and Class C shares, respectively.
   Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. Ef-fective October 1, 1998, fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: .19% of average daily net assets for Class A, Class B and Class C shares and .04% of average daily net assets for Institutional and Service Class shares.
   The Trust, on behalf of the Fund, has adopted a Service Plan. This plan al-lows for Service shares to compensate service organizations for providing va-rying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to .50% (on a annualized basis), of the average daily net asset value of the Service shares.
   At October 31, 1998, the Fund owed approximately $293,000, $112,000 and $84,000 for Management, Distribution and Service and Transfer Agent Fees, re-spectively.

 4. PORTFOLIO SECURITIES TRANSACTIONS

 Purchase and proceeds of sales or maturities of long-term securities for the year ended October 31, 1998, were $680,062,284 and $475,784,159, respective-
 ly.
   At October 31, 1998, the Fund had outstanding forward foreign currency ex-change contracts, to sell foreign currencies as follows:

                                         VALUE ON
 FOREIGN CURRENCY                       SETTLEMENT    CURRENT   UNREALIZED
 SALE CONTRACTS                            DATE        VALUE    GAIN/(LOSS)
 ---------------------------------------------------------------------------
 British Pound Sterling
 expiring 11/30/98                      $ 5,170,351 $ 5,246,526 $   (76,175)
 expiring 9/15/99                         3,632,843   3,716,016     (83,173)
 Deutsche Mark
 expiring 11/2/98                            51,161      55,678      (4,517)
 expiring 11/16/98                           67,114      71,218      (4,104)
 expiring 11/30/98                          403,839     432,776     (28,937)
 expiring 1/15/99                           186,775     203,230     (16,455)
 expiring 2/1/99                            234,387     252,988     (18,601)
 expiring 4/15/99                           639,791     634,369       5,422
 expiring 4/30/99                           293,345     314,762     (21,417)
 expiring 5/3/99                             51,559      56,077      (4,518)
 expiring 5/17/99                            67,330      71,314      (3,984)
 expiring 6/1/99                          7,479,649   7,975,918    (496,269)
 expiring 7/15/99                           179,365     194,695     (15,330)
 expiring 8/2/99                          6,729,648   7,268,776    (539,128)
 expiring 10/15/99                       10,596,658  10,506,386      90,272
 expiring 11/1/99                         7,147,403   7,655,073    (507,670)
 expiring 11/15/99                        1,513,963   1,601,294     (87,331)
 expiring 11/29/99                        1,869,812   2,035,029    (165,217)
 expiring 1/18/00                         4,141,603   4,487,936    (346,333)
 French Franc
 expiring 11/4/98                         4,389,417   4,648,211    (258,794)
 ---------------------------------------------------------------------------
 TOTAL FOREIGN CURRENCY SALE CONTRACTS  $54,846,013 $57,428,272 $(2,582,259)
 ---------------------------------------------------------------------------

GOLDMAN SACHS HIGH YIELD FUND

Notes to Financial Statements
October 31, 1998

   The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The mea-surement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At October 31, 1998, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.
   The Fund has recorded a "Receivable for forward foreign currency exchange contracts" and "Payable for forward foreign currency exchange contracts" re-sulting from open forward foreign currency exchange contracts of $95,694 and $2,677,953, respectively, in the accompanying Statement of Assets and Liabil-ities.

 5. REPURCHASE AGREEMENTS

 During the term of a repurchase agreement, the value of the underlying secu-rities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Fund's custodian.

 6. JOINT REPURCHASE AGREEMENT ACCOUNT

 The Fund, together with other registered investment companies having manage-ment agreements with GSAM, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agree-ments. At October 31, 1998, the Fund had an undivided interest in the repur-chase agreement in the following joint account which equaled $45,200,000 in principal amount. At October 31, 1998, the following repurchase agreements held in this joint account were fully collateralized by U.S. Treasury and agency obligations.

                           PRINCIPAL   INTEREST MATURITY   AMORTIZED
                             AMOUNT      RATE     DATE        COST
 ----------------------------------------------------------------------
  CS FIRST BOSTON CORP.   $ 25,000,000   5.50%  11/02/98 $   25,000,000
 ----------------------------------------------------------------------
  NATIONSBANC MONTGOMERY
   SECURITIES LLC          800,000,000   5.65   11/02/98    800,000,000
 ----------------------------------------------------------------------
  CHASE MANHATTAN BANK     600,000,000   5.60   11/02/98    600,000,000
 ----------------------------------------------------------------------
  TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT               $1,425,000,000
 ----------------------------------------------------------------------

 8. LINE OF CREDIT FACILITY

 The Fund participates in a $250,000,000 uncommitted, unsecured revolving line of credit facility. In addition, the Fund participates in a $50,000,000 com-mitted, unsecured revolving line of credit facility. Both facilities are to be used solely for temporary or emergency purposes. Under the most restric-tive arrangement, the Fund must own securities having a market value in ex-cess of 300% of the total bank borrowings. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment which has not been utilized. For the year ended October 31, 1998, the Fund did not have any borrowings under these facilities.

 9. CERTAIN RECLASSIFICATIONS

 In accordance with Statement of Position 93-2, the Fund has reclassified $711,605 from accumulated undistributed net investment income to accumulated net realized loss. In addition, the Fund has reclassified $152,089 and $183,126 from accumulated net realized loss to paid-in capital and accumu-lated undistributed net investment income, respectively. These reclassifica-tions have no impact on the net asset value of the Funds and are designed to present the Fund's capital accounts on a tax basis.

                                                   GOLDMAN SACHS HIGH YIELD FUND


 10. SUMMARY OF SHARE TRANSACTIONS

 Share activity for the year ended October 31, 1998 and the period ended Octo-ber 31, 1997 is as follows:

                          FOR THE YEAR ENDED OCTOBER 31, 1998    FOR THE PERIOD ENDED OCTOBER 31, 1997(A)
                            -------------------------------------------------------------------------------
                                    SHARES             DOLLARS               SHARES                DOLLARS
 ----------------------------------------------------------------------------------------------------------
   CLASS A SHARES
  Sales                         20,547,277  $      201,740,256           33,312,862  $         332,722,875
  Reinvestment of
  dividends and
  distributions                  2,130,085          21,255,656              337,850              3,381,418
  Shares repurchased           (11,530,271)       (111,870,637)            (964,546)            (9,674,791)
                            -------------------------------------------------------------------------------
                                11,147,091         111,125,275           32,686,166            326,429,502
 ----------------------------------------------------------------------------------------------------------
   CLASS B SHARES
  Sales                          2,759,954          27,841,336            1,031,591             10,350,661
  Reinvestment of
  dividends and
  distributions                     81,407             806,446                4,944                 49,476
  Shares repurchased              (682,765)         (6,734,611)              (2,707)               (27,285)
                            -------------------------------------------------------------------------------
                                 2,158,596          21,913,171            1,033,828             10,372,852
 ----------------------------------------------------------------------------------------------------------
   CLASS C SHARES
  Sales                          1,861,343          18,919,754              179,285              1,804,260
  Reinvestment of
  dividends and
  distributions                     29,086             287,624                  834                  8,342
  Shares repurchased            (1,138,437)        (11,521,691)                (494)                (4,940)
                            -------------------------------------------------------------------------------
                                   751,992           7,685,687              179,625              1,807,662
 ----------------------------------------------------------------------------------------------------------
   INSTITUTIONAL SHARES
  Sales                         11,706,944         113,387,326                  150                  1,501
  Reinvestment of
  dividends and
  distributions                     75,487             720,684                    3                     28
  Shares repurchased            (1,145,389)        (11,673,396)                  --                     --
                            -------------------------------------------------------------------------------
                                10,637,042         102,434,614                  153                  1,529
 ----------------------------------------------------------------------------------------------------------
   SERVICE SHARES
  Sales                             51,049             515,000                  152                  1,517
  Reinvestment of
  dividends and
  distributions                        743               7,065                    1                     10
  Shares repurchased                (3,209)            (29,069)                  --                     --
                            -------------------------------------------------------------------------------
                                    48,583             492,996                  153                  1,527
 ----------------------------------------------------------------------------------------------------------
   NET INCREASE                 24,743,304  $      243,651,743           33,899,925  $         338,613,072
 ----------------------------------------------------------------------------------------------------------

 (a) Commencement of operations was August 1, 1997 for all classes except Class C, which commenced operations August 15, 1997.

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period


                                    INCOME (LOSS) FROM INVESTMENT
                                            OPERATIONS(A)            DISTRIBUTIONS TO SHAREHOLDERS
                                   ------------------------------- ----------------------------------
                                                  NET REALIZED
                                                 AND UNREALIZED                              FROM
                         NET ASSET               GAIN (LOSS) ON       FROM    IN EXCESS  NET REALIZED NET INCREASE
                          VALUE,      NET        INVESTMENT AND       NET       OF NET     GAIN ON     (DECREASE)
                         BEGINNING INVESTMENT   FOREIGN CURRENCY   INVESTMENT INVESTMENT  INVESTMENT     IN NET
                         OF PERIOD   INCOME   RELATED TRANSACTIONS   INCOME     INCOME   TRANSACTIONS ASSET VALUE
 FOR THE YEAR ENDED OCTOBER 31,
  1998 - Class A Shares   $ 9.97     $0.82           $(0.85)         $(0.78)    $   --       $--         $(0.81)
  1998 - Class B Shares     9.97      0.75            (0.86)          (0.70)        --        --          (0.81)
  1998 - Class C Shares     9.97      0.75            (0.86)          (0.70)        --        --          (0.81)
  1998 - Institutional
  Shares                    9.97      0.84            (0.83)          (0.81)        --        --          (0.80)
  1998 - Service Shares     9.97      0.80            (0.84)          (0.76)        --        --          (0.80)
 FOR THE PERIOD ENDED OCTOBER 31,
  1997 - Class A Shares
  (commenced August 1)     10.00      0.17            (0.02)          (0.17)     (0.01)       --          (0.03)
  1997 - Class B Shares
  (commenced August 1)     10.00      0.15            (0.02)          (0.15)     (0.01)       --          (0.03)
  1997 - Class C Shares
  (commenced August 15)     9.97      0.14             0.01           (0.14)     (0.01)       --             --
  1997 - Institutional
  Shares (commenced
  August 1)                10.00      0.18            (0.02)          (0.18)     (0.01)       --          (0.03)
  1997 - Service Shares
  (commenced August 1)     10.00      0.17            (0.02)          (0.17)     (0.01)       --          (0.03)
 -----------------------------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales or redemption charge was taken into account.
 (c) Annualized.
 (d) Not annualized.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                   GOLDMAN SACHS HIGH YIELD FUND

                                                                                   RATIOS ASSUMING
                                                                             NO VOLUNTARY WAIVER OF FEES
                                                                                OR EXPENSE LIMITATIONS
                                                                             ------------------------------------

                                                                 RATIO OF                            RATIO OF
                                      NET ASSETS   RATIO OF   NET INVESTMENT   RATIO OF           NET INVESTMENT
  NET ASSET               PORTFOLIO   AT END OF  NET EXPENSES     INCOME     EXPENSES TO              INCOME
  VALUE, END   TOTAL      TURNOVER      PERIOD    TO AVERAGE    TO AVERAGE     AVERAGE              TO AVERAGE
  OF PERIOD     RETURN(B)   RATE      (IN 000S)   NET ASSETS    NET ASSETS    NET ASSETS            NET ASSETS

    $9.16       (0.70)%    113.44%     $401,626      1.09%         8.25%                 1.36%                  7.98%
     9.16       (1.43)     113.44        29,256      1.84          7.61                  1.88                   7.57
     9.16       (1.43)     113.44         8,532      1.84          7.61                  1.88                   7.57
     9.17       (0.32)     113.44        97,547      0.84          9.47                  0.88                   9.43
     9.17       (0.79)     113.44           447      1.34          9.17                  1.38                   9.13

     9.97        1.50(d)    44.80(d)    325,911      0.95(c)       7.06(c)               1.57(c)                6.44(c)
     9.97        1.31(d)    44.80(d)     10,308      1.70(c)       6.28(c)               2.07(c)                5.91(c)
     9.97        1.46(d)    44.80(d)      1,791      1.70(c)       6.17(c)               2.07(c)                5.80(c)
     9.97        1.58(d)    44.80(d)          2      0.70(c)       7.16(c)               1.07(c)                6.79(c)
     9.97        1.46(d)    44.80(d)          2      1.20(c)       6.69(c)               1.57(c)                6.32(c)
-----------------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS HIGH YIELD FUND

Report of Independent Public Accountants

 To the Shareholders and Board of Trustees of Goldman Sachs Trust -- High Yield Fund:

 We have audited the accompanying statement of assets and liabilities of the Goldman Sachs High Yield Fund, one of the portfolios constituting Goldman Sachs Trust -- Fixed Income Funds (a Delaware Business Trust), including the statement of investments, as of October 31, 1998, and the related statement of operations and the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and the fi-nancial highlights are the responsibility of the Fund's management. Our re-sponsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

 We conducted our audit in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the finan-cial statements. Our procedures included confirmation of securities owned as of October 31, 1998 by correspondence with the custodian and brokers. An au-dit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

 In our opinion, the financial statements and the financial highlights re-ferred to above present fairly, in all material respects, the financial posi-tion of Goldman Sachs High Yield Fund as of October 31, 1998, the results of its operations and the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                   ARTHUR ANDERSEN LLP
 Boston, Massachusetts
 December 11, 1998

                                                      GOLDMAN SACHS FUND PROFILE

Goldman Sachs High Yield Fund

THE GOLDMAN
SACHS ADVANTAGE

When you invest in the Goldman Sachs High Yield Fund, you can capitalize on Goldman Sachs' 129-year history of excellence while benefiting from the firm's leadership in three areas:

1 Global Resources

With professionals based throughout the Americas, Europe and Asia, Goldman Sachs possesses first-hand knowledge of the world's markets and economies.

2 Fundamental Research

Goldman Sachs is recognized by the managements of corporations worldwide as a leader in investment research. As a result, we obtain face-to-face meetings with managers on a timely, regular basis.

3 Risk Management

Goldman, Sachs & Co. excels in understanding, monitoring and managing investment risk -- a process that is integrated into all Goldman Sachs investment products.

Goldman Sachs High Yield Fund offers investors access to a potentially attractive risk/reward profile. The Fund seeks a high level of current income and, secondarily, capital appreciation, primarily through fixed income securities rated below investment grade.

Target Your Needs

Goldman Sachs High Yield Fund has a distinct investment objective and a defined place on the risk/return spectrum. As your investment objectives change, you can exchange shares within Goldman Sachs Funds without any additional charge.* (Please note: in general, greater returns are associated with greater risk.)

Goldman Sachs Fixed Income Funds

                                    [CHART]



Lower risk/return                                                                               Higher risk/return
------------------------------------------------------------------------------------------------------------------

      TAX-FREE                                        TAXABLE                                       HIGH YIELD

 . Municipal Income Fund                         . Global Income Fund                            . High Yield Fund
 . Short Duration Tax-Free Fund                  . Core Fixed Income Fund
                                                . Government Income Fund
                                                . Short Duration Government Fund
                                                . Adjustable Rate Government Fund

For More Information

To learn more about the Goldman Sachs High Yield Fund and other Goldman Sachs Funds, call your investment professional today.

* The exchange privilege is subject to termination and its terms are subject to change.

--------------------------------------------------------------------------------
                         GOLDMAN SACHS ASSET MANAGEMENT
            ONE NEW YORK PLAZA, 42ND FLOOR, NEW YORK, NEW YORK 10004
--------------------------------------------------------------------------------

TRUSTEES

Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
John P. McNulty
Mary P. McPherson
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel

OFFICERS

Douglas C. Grip, President
Jesse H. Cole, Vice President
James A. Fitzpatrick, Vice President
Anne E. Marcel, Vice President
John M. Perlowski, Treasurer
Philip V. Giuca, Jr., Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary
Valerie A. Zondorak, Assistant Secretary

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT

Investment Adviser

Visit our internet address: www.gs.com/funds

Sources (page 4): Lipper Analytical Services. The correlation measures the relationship between two data sets that are scaled to be independent of the unit of measurement. The population correlation calculation is computed as the covariance of the monthly return series divided by the product of their standard deviations. Correlations based on monthly returns from 10/31/88 through 10/31/98 of the following: Cash - 1-month Certificate of Deposit (CD). Treasury Bill - 3-month Treasury Bill; CD and Treasury bill indices are derived from secondary market interest rates as published by the Federal Reserve Bank. Intermediate-Term Government Bonds - Lehman Intermediate Government Bond Index. Long Term Government Bonds - Lehman Long Term Government Bond Index; Lehman Government Bond Indices are made up of agency (all publicly issued debt of U.S. Government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. Government) and treasury securities (all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues). Corporate Bonds - the Lehman Aggregate Bond Index represents a diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporation bonds, and mortgage- and asset-backed securities. Municipal Bonds - the Lehman Muni 10-Year Index, a broad-based total return index that is comprised of investment grade, fixed rate, long-term maturities (ranging from nine to 12 years) and are selected from issues larger than $50 million with dates since January 1984. Global Bonds - the Merrill Lynch Global Bond Index, a broad-based index consisting of fixed-rate, coupon-bearing bonds with an outstanding par greater than or equal to $25 million and a maturity range greater than or equal to one year. High Yield Bonds - Lehman High Yield Bond Index, includes all fixed income securities having a maximum quality rating of Ba1 (including defaulted issues), a minimum amount outstanding of $100mm, and at least one year to maturity; PIKs and Eurodollars are excluded.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

Goldman, Sachs & Co., distributor of the Fund, is not a bank, and Fund shares distributed by it are neither bank deposits nor obligations of, nor endorsed, nor guaranteed by, any bank or other insured depository institution, nor are they insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other government agency. Investment in the Fund involves risks, including possible loss of the principal amount invested.

Goldman Sachs High Yield Fund invests primarily in high yield, fixed income securities rated below investment grade that are considered speculative and generally involve greater price volatility and greater risk of loss of principal and interest than investments in higher rated fixed income securities.

Goldman Sachs Government Income Fund's, Goldman Sachs Short Duration Government Fund's and Goldman Sachs Adjustable Rate Government Fund's net asset values and yields are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises.

Goldman Sachs Municipal Income Fund and Goldman Sachs Short Duration Tax-Free Fund can invest up to 100% and 20% respectively, in private activity bonds, the interest from which is subject to the federal alternative minimum tax.

Goldman Sachs High Yield Fund's, Goldman Sachs Global Income Fund's and Goldman Sachs Core Fixed Income Fund's foreign investments and active management techniques entail risks in addition to those customarily associated with investing in dollar-denominated securities of U.S. issuers. Compared with U.S. securities markets, foreign markets may be less liquid, more volatile and less subject to governmental regulation, and may make available less public information about issuers. The Funds may incur losses because of changes in securities prices expressed in local currencies, movements in exchange rates, or both.

(c) Copyright 1998 Goldman, Sachs & Co.
All rights reserved.
Date of first use: December 30, 1998                       FI/HYAR / 17K / 12-98